        MORGAN STANLEY VARIABLE INVESTMENT SERIES - INCOME PLUS PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                      AMOUNT OF      % OF
                                       OFFERING         TOTAL          SHARES      OFFERING   % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF   PRICE OF       AMOUNT OF       PURCHASED    PURCHASED     TOTAL                     PURCHASED
  PURCHASED     TRADE DATE  OFFERING    SHARES        OFFERING         BY FUND      BY FUND     ASSETS        BROKERS         FROM
-------------------------------------------------------------------------------------------
                                                                                                           Deutsche Bank
                                                                                                            Securities,
                                                                                                              Capmark
                                                                                                            Securities,
                                                                                                            Citigroup,
Commercial                                                                                                     Morgan
Mortgage Pass                                                                                                 Stanley,
Throu 6.0103%    08/06/07      --       $ 98.68   $1,454,915,000.00     3,000,000     0.21%      0.80%          KeyBanc    Deutsche
due 12/10/2049                                                                                                Capital        Bank
                                                                                                              Markets,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                           JPMorgan, UBS
                                                                                                             Investment
                                                                                                               Bank,
                                                                                                           Deutsche Bank
                                                                                                            Securities,
                                                                                                               Lehman
                                                                                                             Brothers,
                                                                                                               Morgan
                                                                                                           Stanley, Banc
                                                                                                             of America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                             Mitsubishi
 IBM Corp Note                                                                                                  UFJ
  5.700% due                                                                                                Securities,    Barclays
   9/14/2017     09/11/07      --       $99.654   $3,000,000,000.00       455,000     0.01%      0.12%         HSBC,        Capital
                                                                                                             CastleOak        Inc.
                                                                                                            Securities,
                                                                                                             L.P., M.R.
                                                                                                               Beal &
                                                                                                           Company, Loop
                                                                                                              Capital
                                                                                                           Markets, LLC,
                                                                                                              Siebert
                                                                                                              Capital
                                                                                                              Markets
                                                                                                            Citi, Credit
                                                                                                              Suisse,
                                                                                                              Goldman,
 Enel Finance                                                                                               Sachs & Co.,
 International                                                                                             Deutsche Bank
 SA 5.700% due                                                                                              Securities,
   1/15/2013     09/13/07      --       $ 99.79   $1,000,000,000.00     2,080,000     0.20%      0.25%        JPMorgan,    Citigroup
                                                                                                           Morgan Stanley

                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                           Citi, Merrill
                                                                                                              Lynch
                                                                                                          International,,
                                                                                                               UBS
 Barclays Bank                                                                                              Investment     Barclays
PLC 6.050% due   11/27/07      --     $   99.733  $1,250,000,000.00     45,000.00     0.04%      0.15%        Bank, BNP     Capital
   12/4/2017                                                                                                 PARIBAS,
                                                                                                           Goldman Sachs
                                                                                                           International,
                                                                                                           Morgan Stanley
                                                                                                             Goldman,
                                                                                                              Sachs &
                                                                                                            Co., Morgan
                                                                                                             Stanley,
                                                                                                               UBS
                                                                                                             Investment
                                                                                                             Bank, Banc
                                                                                                             of America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                              Barclays
   Anheuser-                                                                                                  Capital,
Busch Cos Inc.                                                                                                Citi,
  5.500% due     11/27/07      --     $    99.59  $  500,000,000.00    470,000.00     0.09%      0.13%         Merrill      Goldman,
   1/15/2018                                                                                                   Lynch &       Sachs
                                                                                                                 co.,        & Co.
                                                                                                              SunTrust
                                                                                                              Robinson
                                                                                                              Humphrey,
                                                                                                                The
                                                                                                              Williams
                                                                                                             Capital
                                                                                                            Group, L.P.
                                                                                                             Citi, UBS
                                                                                                             Investment
                                                                                                             Bank, CIBC
                                                                                                               World
                                                                                                             Markets,
                                                                                                            ABN AMRO
                                                                                                            Incorporated,
                                                                                                              Deutsche
                                                                                                              Bank
                                                                                                            securities,
                                                                                                              Banc of
                                                                                                              America
                                                                                                             Securities
  EnCana Corp                                                                                                LLC, HSBC,    Citigroup
  6.500% due     11/28/07      --     $   99.769  $  800,000,000.00  1,220,000.00     0.15%      0.35%          BNP
   2/1/2038                                                                                                   PARIBAS,
                                                                                                               Lazard
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                             Barclay's
                                                                                                              Capital,
                                                                                                               Lehman
                                                                                                             Brothers,
                                                                                                               Credit
                                                                                                              Suisse,
                                                                                                              Merrill
                                                                                                              Lynch &
                                                                                                              Co.,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                            Co., Morgan

                                                                                                              Stanley,
                                                                                                             JPMorgan,
                                                                                                            RBC Capital
                                                                                                              Markets,
                                                                                                              Scotia
                                                                                                              Capital,
                                                                                                              Wachovia
                                                                                                             Securities
                                                                                                                BNP
                                                                                                             Paribas,
                                                                                                             JPMorgan,
                                                                                                              Morgan
                                                                                                             Stanley,
 Pacific Gas &                                                                                               Wedbush,
 Electric Co.                                                                                                 Morgan
  5.625% due     11/28/07      --     $99.458000  $  500,000,000.00  1,120,000.00     0.22%      0.31%       Securities       BNP
  11/30/2017                                                                                                    Inc.,       Paribas
                                                                                                             CastleOak
                                                                                                            Securities,
                                                                                                               L.P.,
                                                                                                              Utendahl
                                                                                                              Capital
                                                                                                             Partners,
                                                                                                              L.P.
                                                                                                                Cit,
                                                                                                             JPMorgan,
    General                                                                                                    Lehman        Lehman
   Electric      11/29/07      --     $   99.195  $4,000,000,000.00  9,860,000.00     0.24%      2.75%       Brothers,      Brothers
Company 5.250%                                                                                                Morgan
 due 12/6/2017                                                                                                Stanley
                                                                                                              Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                            LLC, Credit
                                                                                                             Suisse,
                                                                                                            JPMorgan,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                            Co., Morgan
                                                                                                              Stanley,
                                                                                                             Blaylock &
                                                                                                              Company,
 E.I. Du Pont                                                                                                  Inc.,
  de Nemours                                                                                                 Mitsubishi,
  5.000% due     11/28/07      --     $   99.782  $  750,000,000.00    525,000.00     0.07%      0.15%           UFJ        Banc of
   1/15/2013                                                                                                 Securities,    America
                                                                                                                Mizuho
                                                                                                              Securities
                                                                                                              USA Inc.,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                               Capital,
                                                                                                              Santander
                                                                                                            Investment,
                                                                                                                UNS
                                                                                                             Investment
                                                                                                             Bank, The
                                                                                                              Williams
                                                                                                              Capital
                                                                                                            Group, L.P.